SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2023

Alterola Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-156091	82-1317032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Hamilton Square Birkenhead Merseyside United Kingdom	CH41 5AR
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 151 601 9477

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2023, the Board of Directors of Alterola appointed Nathan Thompson as a member of our Board of Directors.

Nathan Thompson

Nathan Thompson has been Chief Financial Officer of United Science LLC (“United”) since April of 2016, and previously served as Vice President of Operations from April of 2016 to May 2019.  Prior to his employment with United, Mr. Thompson served as Corporate Accounting Manager of Link Snacks, Inc. from April 2008 to March 2016.  Mr. Thompson also gained audit experience from September 2001 to April 2008 working as a Senior Internal Auditor for ALLETE, Inc.  Mr. Thompson brings over 20 years of executive accounting experience to the Board.

Mr. Thompson does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There are no family relationships between Mr. Thompson and any of our directors or executive officers.

Mr. Thompson has not had any material direct or indirect interest in any of the Company’s transactions or proposed transactions over the last two years.

Also, as a consequence of the expired option for Bright Green Corporation to acquire Alterola and the lack of success of the parties to reach a new agreement, Mr. Terry Rafih, who was appointed in connection with the potential acquisition, is no longer a member of our Board of Directors.

On October 13, 2023, we replaced Messrs. Brendan McAleer and Duncan Boxwell with Mr. Hunter Land to serve on the audit committee of our company. The committee is now comprised of Ning Qu as Chairperson and Mr. Land, both independent directors of our company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterola Biotech, Inc.

/s/ David Hitchcock

David Hitchcock

Chief Executive Officer

Date: October 16, 2023

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